Exhibit 99.1

CO-DEVELOPMENT AGREEMENT

Made and entered as of this 26th day of May 2017 (“the Effective Date”)

BY AND BETWEEN

American BriVision Corporation, a company incorporated under the laws of USA and having it principle place of business at 11 Sawyers Peak Drive, Goshen, NY 10924 USA (“ABVC”)

AND

Rgene Corporation, a company incorporated under the laws of Taiwan and having its principle place of business at Rm. D110, No.2, Sec. 2, Shengyi Rd., Zhubei City, Hsinchu County 302, Taiwan (“Rgene”)

WITNESSETH:

WHEREAS, ABVC and Rgene are thereafter referred to as the “Parties”. ABVC and Rgene each is thereafter referred to as “Party”

WHEREAS, ABVC has been granted global licensing rights and/or established its own technology to co-develop and use proprietary technology and confidential information for the following products (“Product”):

1.	New Drug of “ABV-1507 HER2/neu Positive Breast Cancer Combination Therapy”

2.	New Drug of “ABV-1511 Pancreatic Cancer Combination Therapy”

3.	New Drug of “ABV-1527 Ovary Cancer Combination Therapy”

And its related intellectual property rights, and has developed it for medical use.

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WHEREAS, Rgene is a biotech company, and is in the business of research, development and marketing of, among others, new drugs;

WHEREAS, Rgene is willing to co-develop and commercialize Product in certain Territory (as defined hereafter);

WHEREAS, the Parties agreed to jointly codevelop and commercialize Product in such Territory and enter the Co-Development Agreement and IP right and Obligation for the licensed product will be shared 50%-50% between ABVC and Rgene.

WHEREAS, the parties agree this jointly Co-Development Agreement will be led by Rgene. Herein, it is agreed as follows:

1. Definitions and Interpretation

1.1 “Confidential Information” shall mean all confidential, proprietary, trade secret, or non-public information, data and experience, whether of scientific, technical, engineering, operational or economic nature, disclosed by one of the Parties (the “Disclosing Party”) to the other Party (the “Recipient”) for the purpose of this Co-Development Agreement.

1.2 “Confidential Materials” shall mean any document, diskette, tape, writing or other tangible item to the extent that such item contains or embodies any Confidential Information, whether in printed, handwritten, electronic, coded, magnetic or other form and whether delivered by a Disclosing Party or made by a Recipient.

1.3 “Data” shall mean any and all research data, technical data, test and development data, CMC (chemistry, manufacturing and control), pre-clinical and clinical data, formulations, processes, ideas, protocols, regulatory files and the like which are developed by either Party under the Development Program in connection with its performance of this Co-Development Agreement.

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1.4 “Field” shall mean drug and therapeutic use of the Product based upon the Health Registration Approval and in no event include the use of the Product for functional food, health food nor health supplement.

1.5 “Intellectual Property” shall mean any patent, copyright, mask work, trade secret, trademark or other proprietary right; including, without limitation, all domestic and foreign applications and registrations therefore, and all renewals and extensions relating thereto; with respect to patent application and patents, all domestic and foreign divisional, continuations, continuations-in-part, substitutions, reissues, re-examinations, renewals and extensions relating thereto; all goodwill associated therewith, and all benefits, privileges, causes of action and remedies relating to any of the foregoing proprietary rights (including, without limitation, the right to use for all past, current or future infringements or violations of the foregoing proprietary rights, and the right to settle and retain proceeds from any such actions).

1.6 “Territory” shall mean global market.

2. Agreement Grants to Rgene.

2.1 ABVC hereby grants Rgene right to co-develop Product, in the Field and in the Territory under the Intellectual Property, Confidential Information, Data and Trademark, to co-develop of Product.

2.2 Total payment will be calculated based on Cost-plus Valuation Method. The valuation of those three products shall be based on the consensus of the Parties.

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3. Payment

3.1 Total payment is three (3) Million U.S. Dollars (non-refundable, before tax) in cash or stock of Rgene with equivalent value.

3.2 This payment for the compensation of ABVC past research efforts and contributions made by ABVC before the Agreement is signed by the Parties and it does not relate to any future commitments made by the Parties in the Agreement.

3.3 Per the good relationship in between both Parties, the payment shall be paid in installments as follow:

3.3.1 First payment 3% of total contract amount shall be paid upon the signing of this Co-Development Agreement by both Parties.

3.3.1.1 after receiving first payment, ABVC will deliver all Data to Rgene in one week.

3.3.1.2 Upon receive all data, Rgene shall submit IND package to FDA in 60 days.

3.3.2 The rest 97% of total amount~~,~~ Rgene should pay in one time or divide different installment before August 15, 2017.

4. Future income and development cost

4.1 ABVC is entitled to receive 50% of the future net licensing income or net sales profit.

4.2 Development cost shall be shared by both parties, 50% each.

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5. Confidentiality

The Parties agree that during the term of this Co-Development Agreement and thereafter ten (10) years Confidential Information exchanged during the course of this Co-Development Agreement and will be accorded confidential treatment and shall not be used for any other purpose than the performance of this Co-Development Agreement and the exercise of the rights herein provided.

The Recipient’s obligation hereunder shall not apply to:

(a) Information which is now or hereafter becomes part of the public domain in other ways than by faults, acts or omissions of the Recipient;

(b) Information which the Recipient can show by sufficient evidence was in its own possession prior to the time of receipt from the Disclosing Party or is independently developed by or for the Recipient without reliance upon or use of any of the Disclosing Party’s Confidential Information or Confidential Materials;

(c) Information which is required to be disclosed by statute or governmental rule or regulation or by a court or administrative body.

Nothing herein shall prevent ABVC or Rgene from disclosing any of such Confidential Information to the extent that (i) such Confidential Information is disclosed in connection with the securing of the IND or NDA, (ii) such information is disclosed for the purpose of obtaining a governmental approval for the manufacture and/or sale of or effectuating the development, marketing and promotion of any Product and/or API or (iii) such information is disclosed to the Sub-licensee(s) of ABVC or Rgene for the use thereof upon executing a separate confidentiality disclosure agreement.

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6. Duration and Termination

6.1 Duration

This Co-Development Agreement shall, once signed by both Parties, remain in effect until the expiration date of the last paten and automatically renew for 5 more years unless either Party gives the other Party six (6) month written notice of termination prior to the expiration date of the term.

6.2 Termination for Cause

This Co-Development Agreement can be terminated by either Party for any of the following causes by giving to the other Party (“Breaching Party”) thirty (30) day written notice of its intention to terminate for such causes as follows:

(a)	If Breaching Party materially breaches any provision of this Agreement and such breach is not cured within thirty (30) day following the written notice by Non-breaching Party; or

(b)	If a Party is the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within thirty (30) days of filing, or becomes the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within thirty (30) days of filling.

Termination is not the sole or exclusive remedy under this Agreement and, whether or not termination is effected, all other rights and remedies at law or equity will remain available.

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7. Miscellaneous

7.1 Notice

All notices, requests, demands and other communications to be given in accordance with this Agreement shall be given in writing and/or by prepaid registered mail or receipt return requested to the other Party at the following addresses:

If to ABVC:

American BriVision Corporation

11 Sawyers Peak Drive,

Goshen, NY 10924 USA

Attention: Eugene Jiang

CEO

If to Rgene:

Rgene Corporation

Room D110, No.2, Sec. 2, Shengyi Road,

Zhubei City, Hsinchu County 302, Taiwan

Attention: Da-ponny Yang

Chairman

7.2 Applicable Law

This Agreement and any disputes arising out of or relating thereto, including, without limitation, its interpretation, construction, performance, and enforcement shall be governed by and construed in accordance with the laws of State of New York, USA.

7.3 Dispute Dissolution

Both Parties shall endeavor to settle amicably and promptly any disputes, controversies and differences which may arise between the Parties out of or in relation to this Agreement or any breach thereof. In case such an amicable settlement is not attained, the matter shall be finally settled by arbitration according to the Rules of Conciliation and Arbitration of the International Chamber of Commerce, which rules shall be deemed incorporated into this paragraph. The place of arbitration will be the State of New York (USA).

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IN WITNESS WHEREOF the Parties hereto have caused this Co-Development Agreement to be executed, in duplicate, each Party taking a copy, as of the Effective Date.

AMERICAN BRIVISION CORPORATION		RGENE CORPORATION

By:	/s/ Eugene Jiang	By:	/s/ Da-ponny Yang
	Eugene Jiang		Da-ponny Yang
	CEO		Chairman

	Date: May 26, 2017		Date: May 26, 2017

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